DEBT
                                                               STRATEGIES
                                                               FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                               Performance

                                                               Annual Report
                                                               February 28, 1999

                           DEBT STRATEGIES FUND, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                   Debt Strategies Fund, Inc., February 28, 1999

DEAR SHAREHOLDER

For the year ended February 28, 1999, the total investment return on the Fund's Common Stock was -10.36%, based on a change in per share net asset value from $10.15 to $8.20, and assuming reinvestment of $0.934 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 11.26%. For the six-month period ended February 28, 1999, the Fund's total investment return was -5.08%, based on a change in per share net asset value from $9.12 to $8.20, and assuming reinvestment of $0.452 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.72%. At the end of the February quarter, the Fund was 29.76% leveraged as a percentage of total assets, having borrowed $112 million of its $160 million credit facility at an average rate of 5.74%. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

Portfolio Strategy

In early summer, the high-yield market was pressured by disruptions in equity and emerging markets that resulted in a marked decrease in liquidity and a decrease in prices virtually across the board in all three markets. This scenario negatively impacted the leveraged bank loan market as well. The bid side of the dealer market experienced downward pressure primarily as a result of many hedge fund managers and crossover mutual fund investors selling their bonds and loan positions to provide needed liquidity. While the credit environment has not significantly changed, the problems of other fixed-income and equity markets impacted the high-yield bond and leveraged loan markets.

Beginning in November 1998, the high-yield bond and bank loan environments stabilized significantly. Both markets have experienced some improvement from their lows of September prices but remain below pre-August levels. While this has had an adverse impact on the Fund's net asset value, the yield has improved as spreads continue to remain wide. Both markets have experienced slow improvement, and we see significant upside potential in both markets over the next 6 months-18 months.

By February 28, 1999, 68.26% of the Fund's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR has tracked very closely with other short-term interest rates in the United States, particularly the Federal Funds rate. Since the average reset on the Fund's floating rate investments is 42 days, the yield on the bank loan portion of the Fund is likely to move up or down within a two-month period after any Federal Funds rate change. At February 28, 1999, floating rate securities made up 48.3% of the market value of the Fund's investments, with an additional 51.6% invested in fixed-rate, high-yield bonds. Approximately $13 million remained available under the leverage facility at the close of the period. Given the current environment, we intend to maintain at least a 40% weighting in floating rate loans.

As a result of the uncertainties experienced last summer, leveraged loan new-issue volume for the second half of 1998 was approximately $70 billion, a 46% decrease from the $130 billion recorded during the comparable period in 1998 and a 50% decrease from the first half volume of $140 billion. (Leveraged loans are those at a spread of at least 1.5% over LIBOR.) At the same time, secondary trading volume of leveraged loans reached a record level of $67 billion during 1998 as compared to the previous record level of $62 billion for all of 1997. Year-to-date 1999 volume appears on track to exceed last year's total.

The market upheaval of August and September 1998 temporarily halted the almost uninterrupted investor inflows into the high-yield market. This adjustment of investor sentiment and the liquidity concerns of certain large investors shifted the markets' supply/ demand balance markedly. Despite the continuation of a strong US economy, a rebound in the stock market and low default rates, returns generated in the high-yield bond and leveraged loan markets were below recent years' performance. High-yield bonds generated a total return of -3.46% for the second half of 1998 and a full year return of +0.55%, as measured by the unmanaged Donaldson, Lufkin and Jenrette (DLJ) High Yield Index. Bank loans generated a total return of +1.32% for the second half of 1998 and a full year return for 1998 of +5.61%, as measured by the unmanaged DLJ Leveraged Loan Index. These returns reflect the dramatic reduction in market liquidity and the general "flight to quality" sentiment.

The bellwether ten-year Treasury yield decreased from 5.47% at June 30, 1998 to 4.64% at year-end. As of February 28, 1999, the yield had moved back up to 5.09%. High-yield bond spreads over Treasury securities have remained very wide relative to comparable spreads last summer. The spread over Treasury securities increased from 3.73% at June 30, 1998 to 5.88% at year-end, as measured by the Merrill Lynch Master Index. Those yield spreads have eased since year-end, but still remained at a very attractive 5.56% by February 28, 1999.

As was the case in the bank loan market, new-issue activity slowed dramatically in the latter half of 1998. The second half of 1998 dollar volume was $37 billion, down 45% from last year's comparable $67 billion. From an industry standpoint, telecommunications continued at over 25% of the market in 1998. This sector now makes up a sizable portion of the Fund (7.75% of net assets) but is clearly underweighted to the market.

By February 28, 1999, the Fund's average stated maturity was 6.7 years but had an expected average life of approximately 2 years-3 years as a result of the shorter average life of bank loans which are freely prepayable without call protection. The Fund's floating rate investments were spread across 45 borrowers in 19 industries. Fixed rate investments were spread across 128 borrowers in 40 industries. (The "Portfolio Information" section on page 22 of this report to shareholders provides listings of the five largest industries and ten largest holdings represented in the Fund.)

Overall, fundamentals for both the bank loan and high-yield bond markets have improved dramatically since last summer, and we believe there remains significant upside movement as market technicals improve. Although defaults across the high-yield bond and bank loan markets have increased somewhat over the last several months, they remain below historic averages. Our focus has and will likely continue to be to invest in those companies that are generating improved earnings trends or whose securities we believe are undervalued.

Our industry focus continues to be on those companies that have leading market shares, strong managements and improving cash flows. The best-performing industry sectors included cable television, publishing, and radio and television broadcasting. These industries not only had more stable cash flows than many of their cyclical counterparts, but also benefited from the substantial merger and acquisition activity in these sectors. A number of cyclical sectors underperformed the market at large. Paper, metals and mining, energy and healthcare were such industry groups. Concerns over the long-term effects of the Asian currency crisis and/or regulatory changes on these industries had an adverse effect on performance. We believe the industry fundamentals in both the paper and energy sectors will begin to improve over the first half of 1999 with expected improvements in the steel and healthcare sectors in late 1999 or early 2000. In certain cyclical names, we have been more willing to trade out of the unsecured bond and into the senior secured bank debt in order to seek to limit the Fund's downside volatility.

The disruption experienced in the high-yield and equity markets severely reduced investor liquidity and dampened interest in new issues in the second half of 1998. With long-term bond yields at near historic lows, a gradual improvement in the high-yield new-issue market is materializing as market liquidity improves and required spreads over benchmark Treasury securities remain very attractive. The demand for leveraged bank loans continues to be very strong as high-yield demand still lags behind the levels of early 1998. Bank loan spreads over LIBOR and upfront fees are likely to remain attractive as a result.

We expect the Federal Reserve Board to maintain a neutral stance with regard to interest rates for the near term. Fixed-income investors may be somewhat cautious while crossover investors may increase their portfolio weighting in the bank loan market if they foresee increasing interest rates. Flows into the high-yield bond and loan markets have been generally positive from November 1998 through February 1999 and are likely to remain steady. We are cautiously optimistic for a pick-up in both high-yield bond and bank activity through the second quarter of 1999. We will continue to be opportunistic in our high-yield bond purchases, selling overvalued bonds and sectors and buying undervalued bonds and sectors (with an emphasis on the secondary market). In the meantime, we will maintain a defensive position in secured floating rate bank debt, buying new issues in the high-yield market and buying into the secondary market when undervalued investments are available.

In Conclusion

We appreciate your ongoing investment in Debt Strategies Fund, Inc., and


                                     2 & 3

                                   Debt Strategies Fund, Inc., February 28, 1999

we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Joseph T. Monagle Jr.

Joseph T. Monagle Jr.
Senior Vice President

April 14, 1999

================================================================================
We are pleased to announce that Richard C. Kilbride, Paul Travers and Gilles Marchand have each been appointed Vice President and Portfolio Manager of Debt Strategies Fund, Inc. Mr. Kilbride has almost 20 years experience in the fixed-income markets and has previously served as a Managing Director of Fixed Income for Merrill Lynch Asset Management, L.P. (MLAM) and its affiliated asset management companies in London and in Los Angeles. Mr. Travers joined MLAM's Bank Loan Portfolio Group last year, bringing with him 15 years of diversified professional experience in the bank loan industry. He was previously Head of U.S. Corporate Banking in the New York branch of BHF-BANK. Mr. Marchand has been a Bank Loan Credit Analyst for MLAM for the last three years and has almost 10 years buy side experience in a wide range of fixed-income securities.

These appointments follow the resignation of R. Douglas Henderson as Senior Portfolio Manager. Mr. Henderson has left MLAM to pursue opportunities on the sell side of the loan participation market. We appreciate the contribution Mr. Henderson made to the growth of the Fund and we wish him well for the future. We continue to have an excellent team of portfolio managers and analysts in place, and we look forward to building upon the successful performance of the Fund to date. You will be hearing directly from Messrs. Kilbride, Travers and Marchand in subsequent reports.
================================================================================

PROXY RESULTS

During the 12-month period ended February 28, 1999, Debt Strategies Fund, Inc. shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 9, 1998. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted          Shares Withheld
                                                                                      For                From Voting
----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:       Ronald W. Forbes                 30,680,226               420,734
                                                 Cynthia A. Montgomery            30,660,678               440,282
                                                 Charles C. Reilly                30,664,045               436,915
                                                 Kevin A. Ryan                    30,662,362               438,598
                                                 Richard R. West                  30,666,348               434,612
                                                 Arthur Zeikel                    30,657,729               443,231
----------------------------------------------------------------------------------------------------------------------

                                                                          Shares Voted    Shares Voted    Shares Voted
                                                                               For           Against         Abstain
----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
independent auditors of the Fund to serve for the current fiscal year.      30,581,774       200,797         318,389
----------------------------------------------------------------------------------------------------------------------

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Debt Strategies Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.

SCHEDULE OF INVESTMENTS

                   S&P     Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Advertising--1.2%  B       B1        US$ 3,000,000  Outdoor Systems Inc., 8.875% due 6/15/2007           $  2,978,300  $  3,225,000
===================================================================================================================================
Agricultural       B       B2            3,000,000  Sun World International, Inc., 11.25% due 4/15/2004     3,146,250     3,150,000
Products--1.2%
===================================================================================================================================
Amusement &                                         AMC Entertainment Inc. (b):
Recreational       B-      B3            2,000,000   9.50% due 3/15/2009                                    2,082,500     1,985,000
Services--5.2%     B-      B3              850,000   9.50% due 2/01/2011                                      850,000       839,375
                   NR*     NR*           1,211,890  AMF Group, Inc., Term, due 3/31/2002**                  1,209,662     1,127,058
                   B       B2              475,000  Carmike Cinemas Inc., 9.375% due 2/01/2009 (b)            476,312       482,125
                   D       Ca            1,000,000  Hollywood Theatres, Inc., 10.625% due 8/01/2007 (f)     1,000,000       425,000
                   B+      B1              500,000  Intrawest Corp., 9.75% due 8/15/2008                      515,000       515,625
                   NR*     NR*           5,000,000  Metro Goldwyn Mayer Co. (MGM), Term A, due
                                                    12/31/2005**                                            4,888,085     4,909,375
                   B       B2            3,350,000  Riddell Sports, Inc., 10.50% due 7/15/2007              3,393,875     3,149,000
                                                                                                         ------------  ------------
                                                                                                           14,415,434    13,432,558
===================================================================================================================================
Apparel--2.2%                                        ArenaBrands**:
                   NR*     NR*           1,554,958   Term A, due 6/01/2002                                  1,556,902     1,556,902
                   NR*     NR*           3,103,328   Term B, due 6/01/2002                                  3,107,207     3,107,207
                   B-      B3            1,175,000  GFSI Inc., 9.625% due 3/01/2007                         1,198,500     1,092,750
                                                                                                         ------------  ------------
                                                                                                            5,862,609     5,756,859
===================================================================================================================================
Automotive         B+      B1            1,417,430  Advanced Accessory Systems, Term B, due 10/30/2004**    1,415,096     1,415,096
Equipment--8.7%    BB      B1            4,436,190  Breed Technologies Inc., Term B, due 4/27/2006**        3,638,505     3,726,400
                   B-      B3            2,500,000  Cambridge Industries Inc., 10.25% due 7/15/2007         2,416,550     1,975,000
                   B       B2              500,000  Hayes Lemmerz International Inc., 8.25% due
                                                    12/15/2008 (b)                                            500,000       502,500
                   B-      B3            1,850,000  Key Plastics, Inc., 10.25% due 3/15/2007                1,822,432     1,803,750
                   B-      B3            1,000,000  Newcor Inc., 9.875% due 3/01/2008                       1,000,000       890,000
                                                    Safelite Glass Corp.**:
                   BB      B2            2,061,429   Term B, due 12/23/2003                                 2,057,668     2,020,839
                   BB      B2            2,061,429   Term C, due 12/23/2004                                 2,057,649     2,020,839
                   B-      B3              950,000  Special Devices Inc., 11.375% due 12/15/2008 (b)          950,000       959,500


                                     4 & 5

                                   Debt Strategies Fund, Inc., February 28, 1999

                   S&P     Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Automotive         B-      B2        US$ 1,000,000  Trident Automotive, 10% due 12/15/2005               $  1,000,000  $  1,020,000
Equipment          B+      B2            1,800,000  Venture Holdings Trust, 9.50% due 7/01/2005             1,803,000     1,746,000
(concluded)                                         Walbro Corp.:
                   B+      B2            2,500,000   9.875% due 7/15/2005                                   2,485,372     2,450,000
                   B+      B2            2,000,000   10.125% due 12/15/2007                                 2,000,000     2,030,000
                                                                                                         ------------  ------------
                                                                                                           23,146,272    22,559,924
===================================================================================================================================
Broadcast--Radio   B       B2            1,700,000  Ackerley Group Inc., 9% due 1/15/2009 (b)               1,747,875     1,742,500
& Television--     B-      B3            1,000,000  Acme Television/Finance, 10.875% due 9/30/2004 (d)        845,675       840,000
3.0%               B-      B2            4,000,000  Capstar Broadcasting, 9.25% due 7/01/2007               3,986,005     4,230,000
                   B-      B3              675,000  Granite Broadcasting, 8.875% due 5/15/2008                673,106       671,625
                   NR*     Caa1            675,000  Radio Unica Corp., 11.75% due 8/01/2006 (d)               458,544       371,250
                                                                                                         ------------  ------------
                                                                                                            7,711,205     7,855,375
===================================================================================================================================
Building &         B-      B2              850,000  Webb (Del E.) Corp., 10.25% due 2/15/2010                 836,334       846,813
Construction--
0.3%
===================================================================================================================================
Building           NR*     NR*           4,960,000  Dal-Tile International, Inc., Term B, due
Materials--3.7%                                     12/31/2003**                                            4,940,461     4,798,800
                   NR*     NR*           3,717,857  Falcon Building Products, Inc., Term, due
                                                    6/30/2005**                                             3,705,375     3,713,210
                   NR*     NR*     (euro)1,022,584  Thyssen Schulte Bautechnik GmbH & Co. KG, Term B,
                                                    due 12/02/2003**                                        1,094,735     1,110,564
                                                                                                         ------------  ------------
                                                                                                            9,740,571     9,622,574
===================================================================================================================================
Cable Television   B       B3        US$ 2,575,000  @ Entertainment Inc., 17.50% due 2/01/2009 (b)(d)       1,019,527     1,055,750
Services--5.0%     B+      NR*           2,000,000  Avalon Cable, Term B, due 10/31/2006**                  1,985,416     2,015,000
                                                    CSC Holdings Inc.:
                   BB+     Ba2             500,000   7.25% due 7/15/2008                                      500,000       502,500
                   BB+     Ba2             650,000   7.625% due 7/15/2018                                     649,365       666,250
                   B       B3            1,000,000  Coaxial Communications/Phoenix, 10% due 8/15/2006       1,052,500     1,060,000
                   CCC+    Caa1          1,000,000  Coaxial LLC/Coaxial Finance, 11.864% due
                                                    8/15/2008 (d)                                             620,362       600,000
                   B+      B2            1,000,000  Globo Comunicacoes e Participacoes SA, 10.625% due
                                                    12/05/2008 (b)                                          1,003,000      547,500
                   NR*     NR*           3,959,184  Marcus Cable Operating Co., Term A, due
                                                    12/31/2002**                                            3,959,184     3,951,760
                   CCC+    B3              500,000  Park 'N View Inc., 13% due 5/15/2008                      469,404       400,000
                   NR*     B3              775,000  RCN Corp., 11.002% due 7/01/2008 (d)                      486,941       418,500
                   B-      B3            1,000,000  Rifkin Acquisition Partners LP, 11.125% due
                                                    1/15/2006                                               1,108,750     1,120,000
                   CCC     B3            1,000,000  Supercanal Holdings SA, 11.50% due 5/15/2005 (b)        1,000,000       435,000
                                                                                                         ------------  ------------
                                                                                                           13,854,449    12,772,260
===================================================================================================================================
Chemicals--8.7%    BBB-    Baa3          2,000,000  Equistar Chemicals LP, 8.75% due 2/15/2009 (b)          1,994,372     2,042,500
                                                    Foamex Corporation**:
                   B       Ba3           1,969,374   Term B, due 6/30/2005                                  1,984,145     1,947,219
                   B       Ba3           1,790,340   Term C, due 6/30/2006                                  1,803,768     1,772,996
                   B+      B2            6,000,000  Huntsman Corp., 8.33% due 7/01/2007 (b)                 6,000,000     5,640,000
                   NR*     NR*           5,215,227  Lyondell Chemical Co., Term B, due 6/30/2005**          5,223,298     5,065,289
                   NR*     B1            4,925,000  Pioneer American Holding Corporation, Term, due
                                                    12/05/2006**                                            4,925,000     4,925,000
                   BB-     NR*           3,000,000  Trikem SA, 10.625% due 7/24/2007 (b)                    2,996,405     1,050,000
                                                                                                         ------------  ------------
                                                                                                           24,926,988    22,443,004
===================================================================================================================================
Computer           B+      B1            4,937,500  DecisionOne Corporation, Term B, due 8/07/2005**        4,931,159     2,073,750
Equipment--0.8%
===================================================================================================================================
Consumer                                            E & S Holdings Corp.**:
Products--3.5%     B-      B3            1,142,356   Term B, due 9/30/2004                                  1,148,067       925,308
                   B-      B3            1,142,356   Term C, due 9/30/2005                                  1,148,067       913,884
                   B-      B3              657,689   Term D, due 3/31/2005                                    660,977       532,728
                   B+      B1            2,148,438  Hedstrom Corp., Term B, due 6/30/2005**                 2,141,686     2,141,686
                   B       B3              675,000  Home Products International Inc., 9.625% due
                                                    5/15/2008                                                 675,000       661,500
                   BB-     Ba3             725,000  Polaroid Corporation, 11.50% due 2/15/2006                725,000       744,938
                   B+      B2              870,000  Scotts Company, 8.625% due 1/15/2009 (b)                  870,000       896,100
                   B+      Ba3           2,000,000  Shop-Vac Corp., 10.625% due 9/01/2003                   2,180,000     2,187,500
                                                                                                         ------------  ------------
                                                                                                            9,548,797     9,003,644
===================================================================================================================================
Diversified--1.2%  NR*     Ba3           3,000,000  Superior/Essex Corp., Term, due 11/27/2006**            2,970,394     2,979,375
====================================================================================================================================
Drilling--2.8%     BB+     Ba2           3,000,000  Cliffs Drilling, 10.25% due 5/15/2003                   3,255,000     3,060,000
                   BBB-    Ba1           3,000,000  Falcon Drilling Co. Inc., 9.75% due 1/15/2001           3,172,500     2,940,000
                   B+      B1            1,450,000  Parker Drilling Co., 9.75% due 11/15/2006               1,244,220     1,102,000
                                                                                                         ------------  ------------
                                                                                                            7,671,720     7,102,000
===================================================================================================================================
Drug Stores--1.0%  B+      B1            2,475,000  Duane Reade Co., Term B, due 2/15/2005**                2,468,160     2,465,719
===================================================================================================================================
Electronics/       B       B2            1,881,000  Advanced Glassfiber Yarn, 9.875% due 1/15/2009 (b)      1,843,612     1,895,107
Electrical         B       B2              939,000  BGF Industries Inc., 10.25% due 1/15/2009 (b)             920,334       948,390
Components--1.5%   B+      B3            1,000,000  High Voltage Engineering, 10.50% due 8/15/2004          1,000,000       950,000
                                                                                                         ------------  ------------
                                                                                                            3,763,946     3,793,497
===================================================================================================================================
Energy--6.7%       B       B1            2,000,000  Belco Oil & Gas Corp., 8.875% due 9/15/2007             2,000,000     1,860,000
                   CCC     B3            3,000,000  Belden & Blake Corp., 9.875% due 6/15/2007              3,000,000     1,800,000
                   CCC     Caa1            625,000  Continental Resources, 10.25% due 8/01/2008               625,000       487,500
                   B       B2            2,000,000  Cross Timbers Oil Company, 8.75% due 11/01/2009         2,000,000     1,800,000
                   CCC-    Caa2          2,000,000  Forcenergy, Inc., 8.50% due 2/15/2007                   1,978,093       720,000
                   B       B2            2,000,000  Forest Oil Corporation, 10.50% due 1/15/2006            1,976,369     2,010,000
                   BB-     Ba2           2,000,000  Gulf Canada Resources Ltd., 9.25% due 1/15/2004         2,105,000     1,997,180
                   B+      B1            1,000,000  Nuevo Energy Co., 8.875% due 6/01/2008                    955,150       920,000
                   BBB-    Ba3           2,000,000  Perez Company SA, 8.125% due 7/15/2007 (b)              1,958,981     1,670,000
                   B+      B2            4,000,000  Snyder Oil Corp., 8.75% due 6/15/2007                   3,980,732     3,980,000
                                                                                                         ------------  ------------
                                                                                                           20,579,325    17,244,680
===================================================================================================================================
Financial          NR*     NR*             500,000  Investcorp SA, Term B, due 10/21/2008**                   500,000       500,000
Services--0.7%     B+      Ba3           1,425,000  Willis Corroon Corporation, 9% due 2/01/2009 (b)        1,425,000     1,425,000
                                                                                                         ------------  ------------
                                                                                                            1,925,000     1,925,000
===================================================================================================================================
Food & Kindred     B+      B1            1,200,000  Canandaigua Brands Inc., 8.50% due 3/01/2009            1,200,000     1,200,000
Products--10.2%    B-      Caa1          4,000,000  Envirodyne Industries, 10.25% due 12/01/2001            4,030,000     3,120,000
                                                    Favorite Brands International Inc.**:
                   B-      B3            4,000,000   Senior Subnote, due 8/20/2007                          3,977,285     1,700,000
                   B-      B2            3,104,167   Term B, due 5/19/2005                                  3,099,884     2,809,271


                                      6 & 7

                                   Debt Strategies Fund, Inc., February 28, 1999

                   S&P     Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Food & Kindred     NR*     NR*       US$ 2,500,000  GoldenState Foods, Term, due 5/01/2008**             $  2,462,577  $  2,443,750
Products           BB-     Ba3           3,169,355  International HomeFoods, Inc., Term A, due
(concluded)                                         11/21/2001**                                            3,167,658     3,158,460
                                                    Nebco Evans:
                   B+      B1            3,000,000   8.875% due 10/15/2006                                  3,000,000     2,550,000
                   B-      B3            3,000,000   10.125% due 7/15/2007                                  3,000,000     2,400,000
                   B       B2            2,000,000  SC International Services, Inc., 9.25% due 9/01/2007    2,041,311     2,040,000
                                                    Specialty Foods, Inc.**:
                   NR*     NR*           1,832,299   Revolving Credit, due 1/31/2000                        1,832,299     1,823,137
                   NR*     NR*           3,159,563   Term A, due 1/31/2000                                  3,121,479     3,141,791
                                                                                                         ------------  ------------
                                                                                                           30,932,493    26,386,409
===================================================================================================================================
Forest Products--  B       B3            3,000,000  Ainsworth Lumber Company, 12.50% due 7/15/2007 (c)      2,924,631     3,015,000
2.7%               B+      B3              350,000  Millar Western Forest, 9.875% due 5/15/2008               350,000       287,000
                   BB      Ba3           1,500,000  Tembec Finance Corporation, 9.875% due 9/30/2005        1,556,250     1,590,000
                   B       B3            3,000,000  Uniforet Inc., 11.125% due 10/15/2006                   2,221,662     2,190,000
                                                                                                         ------------  ------------
                                                                                                            7,052,543     7,082,000
===================================================================================================================================
Furniture &        B-      B3            1,800,000  Formica Corp., 10.875% due 3/01/2009 (b)                1,800,000     1,788,750
Fixtures--0.7%
===================================================================================================================================
Gaming--3.0%       B+      B2            3,000,000  Autotote Corp., 10.875% due 8/01/2004                   3,000,000     3,142,500
                   BB+     Ba2             700,000  Harrah's Operating Co. Inc., 7.875% due 12/15/2005        700,000       705,250
                   B       B2              700,000  Hollywood Park Inc., 9.25% due 2/15/2007 (b)              700,000       702,625
                   BB-     Ba3             825,000  Mohegan Tribal Gaming Authority, 8.75% due
                                                    1/01/2009 (b)                                             825,000       825,000
                   BB+     Ba2           1,500,000  Park Place Entertainment, 7.875% due 12/15/2005 (b)     1,500,000     1,470,000
                   B       B2              975,000  Trump Atlantic City Associates/Funding Inc., 11.25%
                                                    due 5/01/2006                                             836,372       828,750
                                                                                                         ------------  ------------
                                                                                                            7,561,372     7,674,125
===================================================================================================================================
Health Services--  B+      Ba3           4,950,000  Integrated Health Services, Inc., Term C, due
7.0%                                                12/31/2005**                                            4,974,750     4,430,250
                   NR*     NR*           4,250,407  MedPartners, Inc., Term B, due 6/08/2001**              4,237,926     4,237,926
                                                    Paracelsus Healthcare Corp.**:
                   NR*     NR*           1,344,000   Term A, due 3/31/2003                                  1,338,103     1,338,103
                   NR*     NR*           2,000,000   Term B, due 3/31/2004                                  1,990,983     1,990,983
                                                    Sun Healthcare Group Inc.:
                   CCC+    B2            3,000,000   9.50% due 7/01/2007                                    3,000,000       840,000
                   NR*     NR*           2,745,557   Term B, due 11/12/2004**                               2,754,137     2,093,488
                   NR*     NR*           2,745,453   Term C, due 11/12/2005**                               2,753,978     2,093,408
                   BB-     Ba3           1,000,000  Tenet Healthcare Corp., 8.125% due 12/01/2008 (b)         996,307     1,000,000
                                                                                                         ------------  ------------
                                                                                                           22,046,184    18,024,158
===================================================================================================================================
Hotels--5.0%       B-      B2              500,000  Extended Stay America, 9.15% due 3/15/2008                477,640       485,000
                                                    HMH Properties, Inc.:
                   BB      Ba2           1,575,000   7.875% due 8/01/2008                                   1,565,185     1,500,187
                   BB      Ba2             800,000   8.45% due 12/01/2008                                     797,350       784,000
                   NR*     NR*          10,000,000  Starwood Hotels and Resorts Worldwide, Inc.,
                                                    Bridge, due 2/23/2003**                                10,000,000     9,996,875
                                                                                                         ------------  ------------
                                                                                                           12,840,175    12,766,062
===================================================================================================================================
Leasing & Rental   B       B3              500,000  National Equipment Services, Inc., 10% due
Services--2.6%                                      11/30/2004 (b)                                            489,441       510,000
                   B       B3              250,000  Neff Corp., 10.25% due 6/01/2008 (b)                      246,342       247,500
                   NR*     NR*           5,000,000  Panavision Inc., Term B, due 3/31/2005**                4,993,825     4,975,000
                   B       B3            1,000,000  Universal Hospital Services, 10.25% due
                                                    3/01/2008 (b)                                             850,803       890,000
                                                                                                         ------------  ------------
                                                                                                            6,580,411     6,622,500
===================================================================================================================================
Manufacturing--    B+      B1            2,000,000  Bucyrus International, 9.75% due 9/15/2007              2,006,250     1,500,000
1.1%               B-      B2              575,000  Globe Manufacturing Corp., 10% due 8/01/2008 (b)          575,000       506,000
                   B-      B3              725,000  Russell-Stanley Holdings Inc., 10.875% due
                                                    2/15/2009 (b)                                             719,563       710,500
                                                                                                         ------------  ------------
                                                                                                            3,300,813     2,716,500
===================================================================================================================================
Medical            CC      Caa1          3,000,000  Graham Field Health PDS, 9.75% due 8/15/2007 (b)        3,000,000     1,740,000
Equipment--1.5%    NR*     NR*           2,500,000  Wilson Great Batch, 13% due 7/10/2007 (b)               2,204,709     2,162,500
                                                                                                         ------------  ------------
                                                                                                            5,204,709     3,902,500
===================================================================================================================================
Metals & Mining--  NR*     NR*           2,952,381  Adience, Inc., Term, due 4/15/2005**                    2,943,107     2,943,107
6.8%               CCC     Caa1          2,000,000  Anker Coal Group, Inc., 9.75% due 10/01/2007            2,030,000     1,100,000
                   B       B1              550,000  Bayou Steel Corp., 9.50% due 5/15/2008                    545,017       536,250
                                                    Centennial Resources Inc., Revolving Credit (f)**:
                   NR*     NR*             438,500   due 6/30/1999                                            438,500       436,308
                   NR*     NR*           3,000,000   due 3/31/2002                                          3,000,000       562,500
                   B       B2            5,000,000  GS Technologies Operating Co., 12% due 9/01/2004        5,425,000     3,375,000
                                                    Ispat International NV**:
                   BB      Ba3           1,293,500   Term B, due 7/15/2005                                  1,291,996     1,243,377
                   BB      Ba3           1,293,500   Term C, due 7/15/2006                                  1,291,976     1,243,377
                   CCC+    Caa1          1,000,000  Metal Management Inc., 10% due 5/15/2008                1,000,000       635,000
                   B+      B2              550,000  Pen Holdings Inc., 9.875% due 6/15/2008                   545,879       552,750
                   NR*     Ba2           5,000,000  UCAR Global Enterprises, Term B, due 12/31/2002**       4,957,979     4,987,500
                                                                                                         ------------  ------------
                                                                                                           23,469,454    17,615,169
===================================================================================================================================
Online Services--  B-      B3              500,000  Verio Inc., 11.25% due 12/01/2008 (b)                     500,000       537,500
0.2%
===================================================================================================================================
Packaging--0.2%    BB-     B1              400,000  Consumers Packaging Inc., 9.75% due 2/01/2007 (b)         400,000       412,500
===================================================================================================================================
Paging--0.2%       CCC+    B3              525,000  Metrocall Inc., 11% due 9/15/2008 (b)                     521,386       493,500
===================================================================================================================================
Paper--6.9%        B-      Caa1          5,000,000  Gaylord Container Corp., 9.75% due 6/15/2007            5,000,000     4,775,000
                   NR*     NR*           4,500,000  Repap New Brunswick, Inc., Term B, due 6/01/2004**      4,540,000     4,308,750
                   NR*     Ba3           8,707,734  Stone Container Corporation, Term B, due 4/01/2000**    8,660,678     8,729,503
                                                                                                         ------------  ------------
                                                                                                           18,200,678    17,813,253
===================================================================================================================================
Printing &                                          Big Flower Press Holdings:
Publishing--4.8%   B+      B2            2,000,000   8.875% due 7/01/2007                                   1,985,438     2,050,000
                   B+      B2              850,000   8.625% due 12/01/2008 (b)                                850,000       858,500
                   B+      B1              475,000  Mail-Well Corp., 8.75% due 12/15/2008 (b)                 475,000       486,875
                   B-      B3              750,000  Phoenix Color Corporation, 10.375% due 2/01/2009 (b)      750,000       763,125
                   B       B3              475,000  Premier Graphics Inc., 11.50% due 12/01/2005 (b)          475,000       463,125


                                      8 & 9

                                   Debt Strategies Fund, Inc., February 28, 1999

                   S&P     Moody's       Face                                                                              Value
INDUSTRIES         Rating  Rating       Amount                   Corporate Debt Obligations                  Cost        (Note 1b)
===================================================================================================================================
Printing &         B-      B3       US$    575,000  Regional Independent Media, 10.50% due 7/01/2008     $    575,000  $    575,000
Publishing         B-      B3            1,500,000  T/SF Communications Corp., 10.375% due 11/01/2007       1,479,229     1,545,000
(concluded)        BB-     B1              500,000  World Color Press Inc., 8.375% due 11/15/2008 (b)         500,000       500,000
                   BB      Ba2           5,000,000  Ziff-Davis Inc., Term B, due 3/31/2006**                5,000,000     5,012,500
                                                                                                         ------------  ------------
                                                                                                           12,089,667    12,254,125
===================================================================================================================================
Property           NR*     NR*           2,000,000  Rockefeller Center Property Trust, 11.404% due
Management--0.6%                                    12/31/2000 (Convertible) (d)                            1,645,474     1,500,000

===================================================================================================================================
Refineries--       BB      Ba3           5,000,000  Clark Refining & Marketing Inc., Term, due
Petroleum--2.3%                                     11/15/2004**                                            4,933,377     4,600,000
                   B-      B3            2,000,000  United Refining Co., 10.75% due 6/15/2007               2,000,000     1,400,000
                                                                                                         ------------  ------------
                                                                                                            6,933,377     6,000,000
===================================================================================================================================
Retail Specialty-- B       B3            1,000,000  TM Group Holdings, 11% due 5/15/2008 (b)                1,000,000     1,010,000
1.0%               B-      Caa1          2,000,000  United Auto Group, Inc., 11% due 7/15/2007              1,973,423     1,540,000
                                                                                                         ------------  ------------
                                                                                                            2,973,423     2,550,000
===================================================================================================================================
Satellite                                           Echostar DBS Corp. (b):
Telecommunication  B       B2              400,000   9.25% due 2/01/2006                                      400,000       405,000
Distribution       B       B2            1,925,000   9.375% due 2/01/2009                                   1,925,000     1,929,812
Systems--1.0%      B-      B3              250,000  Pegasus Communications, 9.75% due 12/01/2006 (b)          250,000       261,250
                                                                                                         ------------  ------------
                                                                                                            2,575,000     2,596,062
===================================================================================================================================
Shipping--2.2%     B+      NR*           4,000,000  Equimar Shipholdings Ltd., 9.875% due 7/01/2007 (b)     4,000,000     2,840,000
                   BB      Ba2           3,000,000  Stena AB, 8.75% due 6/15/2007                           3,000,000     2,842,500
                                                                                                         ------------  ------------
                                                                                                            7,000,000     5,682,500
===================================================================================================================================
Textile Mill       B       B3            1,400,000  Galey & Lord, Inc., 9.125% due 3/01/2008                1,107,760     1,057,000
Products--3.0%                                      Joan Fabrics Corp.**:
                   NR*     NR*           3,496,881   Term B, due 6/30/2005                                  3,492,414     3,492,510
                   NR*     NR*           1,815,942   Term C, due 6/30/2006                                  1,813,554     1,822,752
                   BB      Ba3           1,300,000  Westpoint Stevens Inc., 7.875% due 6/15/2008            1,283,613     1,348,750
                                                                                                         ------------  ------------
                                                                                                            7,697,341     7,721,012
===================================================================================================================================
Transportation     D       Ca            3,000,000  Ameritruck Distribution Corp., 12.25% due
Services--2.2%                                      11/15/2005 (f)                                          3,210,000       240,000
                   BB-     NR*           4,250,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (b)         4,293,750     3,187,500
                   B       NR*           3,000,000  MRS Logistica SA, 10.625% due 8/15/2005 (b)             2,970,471     1,350,000
                   B-      Caa2          2,000,000  Trism Inc., 10.75% due 12/15/2000                       2,010,000       980,000
                                                                                                         ------------  ------------
                                                                                                           12,484,221     5,757,500
===================================================================================================================================
Utilities--1.0%    B+      Ba1           2,500,000  AES Corporation, 8.50% due 11/01/2007                   2,495,452     2,468,750
===================================================================================================================================
Waste              BB      Ba2             900,000  Allied Waste North America, 7.875% due 1/01/2009 (b)      898,453       922,500
Management--0.4%
===================================================================================================================================
Wired              NR*     NR*           2,100,000  E. Spire Communications, 10.52% due 7/01/2008 (d)       1,350,363       766,500
Telecommunications                                  Esprit Telecom Group PLC:
--6.1%             B-      Caa1            650,000   10.875% due 6/15/2008                                    650,000       672,750
                   B-      Caa1    (euro)  306,775    11% due 6/15/2008                                       336,587       347,691
                   B       B3        US$   300,000  Hermes Europe Railtel BV, 10.375% due 1/15/2009 (b)       300,000       318,750
                   B       B2            2,000,000  Intermedia Communications Inc., 8.875% due
                                                    11/01/2007                                              2,000,000     1,920,000
                   B       B3              750,000  Level 3 Communications, 10.50% due 12/01/2008 (b)(d)      461,011       436,875
                   B       B2              500,000  Metromedia Fiber Network, 10% due 11/15/2008 (b)          500,000       520,000
                                                    Metronet Communications:
                   B       B3            3,500,000   12% due 8/15/2007 (e)                                  3,467,382     3,955,000
                   B       B3            1,050,000   9.95% due 6/15/2008 (d)                                  691,993       719,250
                                                    Nextlink Communications:
                   B       B3            1,500,000   9% due 3/15/2008                                       1,497,165     1,417,500
                   NR*     B3            3,000,000   9.45% due 4/15/2008 (d)                                2,049,454     1,755,000
                                                    Primus Telecommunications Group:
                   B-      B3              500,000   11.75% due 8/01/2004                                     517,500       515,000
                   B-      B3              850,000   11.25% due 1/15/2009 (b)                                 850,000       862,750
                                                    Telegroup Inc.:
                   NR*     NR*           1,500,000   8% due 11/01/2004 (d)(f)                               1,339,219       600,000
                   NR*     NR*           1,500,000   8% due 4/15/2005 (Convertible) (b)                     1,500,000        45,000
                   B-      B3              900,000  Worldwide Fiber Inc., 12.50% due 12/15/2005 (b)           900,000       931,500
                                                                                                         ------------  ------------
                                                                                                           18,410,674    15,783,566
===================================================================================================================================
Wireless           NR*     NR*           4,000,000  American Tower Systems Co., Term, due 12/16/2006**      3,990,574     3,990,574
Communications--                                    Cellular, Inc.**:
11.1%              NR*     Ba3             586,527   Term B, due 9/30/2006                                    585,192       587,993
                   NR*     Ba3           1,161,440   Term C, due 3/31/2007                                  1,158,774     1,164,344
                   NR*     Ba3           3,252,033   Term D, due 9/30/2007                                  3,244,505     3,260,163
                   B-      Caa1            850,000  Dolphin Telecom PLC, 11.50% due 6/01/2008 (d)             528,297       374,000
                   B       B2            5,000,000  Iridium Operating LLC, Term, due 12/29/2000**           4,913,687     4,887,500
                   CCC+    B3            2,475,000  Nextel Partners Inc., 14% due 2/01/2009 (b)(d)          1,271,373     1,287,000
                   NR*     B2            3,101,562  Omnipoint Communications Corp., Term C, due
                                                    2/17/2006**                                             3,101,562     2,791,406
                   B+      Ba3             500,000  Orange PLC, 8% due 8/01/2008                              501,875       517,500
                   NR*     B3            2,000,000  PTC International Finance BV, 10.269% due
                                                    7/01/2007 (d)                                           1,449,628     1,440,000
                   NR*     NR*           5,000,000  Telecorp PCS, Inc., Term B, due 1/15/2008**             4,990,438     4,950,000
                   CCC+    Caa1          2,000,000  Telesystem International Wireless Inc., 11.929% due
                                                    6/30/2007 (d)                                           1,397,162      880,000
                   NR*     NR*           2,500,000  Western PCS Holdings Corp., Term B, due 6/30/2007**     2,495,258     2,497,656
                                                                                                         ------------  ------------
                                                                                                           29,628,325    28,628,136
===================================================================================================================================
                                                    Total Investments in Corporate Debt Obligations--
                                                    141.2%                                                405,718,538   363,951,109
===================================================================================================================================

                                            Shares
                                             Held                  Preferred Stocks & Warrants
===================================================================================================================================
Broadcast--Radio &                              23  Paxson Communications (Convertible) (b)(c)                232,990       228,438
Television--0.2%                                47  Paxson Communications (Units) (c)                         462,192       381,874
                                                22  Paxson Communications (Warrants) (a)(b)                         0             0
                                                                                                         ------------  ------------
                                                                                                              695,182       610,312
===================================================================================================================================


                                    10 & 11

                                   Debt Strategies Fund, Inc., February 28, 1999

                                            Shares                                                                         Value
INDUSTRIES                                   Held                  Preferred Stocks & Warrants               Cost        (Note 1b)
===================================================================================================================================
Cable Television                               500  Park 'N View (Warrants) (a)                          $     31,000  $     17,500
Services--0.0%
===================================================================================================================================
High Technology--                          318,830  WGL Holdings (Warrants) (a)                               318,830       159,415
0.1%
====================================================================================================================================
Wired                                        3,500  Metronet Communications (Warrants) (a)(b)                  35,875       254,282
Telecommunications                           2,000  Unifi Communications (Warrants) (a)(b)                    113,180            20
--0.1%                                                                                                   ------------  ------------
                                                                                                              149,055       254,302
===================================================================================================================================
                                                    Total Investments in Preferred Stocks & Warrants--
                                                    0.4%                                                    1,194,067     1,041,529
===================================================================================================================================

                                             Face
                                            Amount                     Short-Term Securities
===================================================================================================================================
Commercial                            US$  819,000  General Electric Capital Corp., 4.875% due
Paper***--0.3%                                      3/01/1999                                                 819,000       819,000
===================================================================================================================================
                                                    Total Investments in Short-Term Securities--0.3%          819,000       819,000
===================================================================================================================================
                                                    Total Investments--141.9%                            $407,731,605   365,811,638
                                                                                                         ============
                                                    Unrealized Appreciation on Forward Foreign Exchange
                                                    Contracts--Net****--0.0%                                                 87,454
                                                    Liabilities in Excess of Other Assets--(41.9%)                     (108,119,777)
                                                                                                                       ------------
                                                    Net Assets--100.0%                                                 $257,779,315
                                                                                                                       ============
===================================================================================================================================

      (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

      (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

      (c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

      (d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

      (e)   Each $1,000 face amount contains one warrant of Metronet
            Communications.

      (f)   Non-income producing security.

      *     Not Rated.

      ** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 66.5% of the Fund's net assets.

      *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

      **** Forward foreign exchange contracts as of February 28, 1999 were as follows:
            --------------------------------------------------------------------
            Foreign                 Expiration                Unrealized
            Currency Sold              Date             Appreciation (Note 1c)
            --------------------------------------------------------------------
            (euro)1,415,120         March 1999                $   87,454
            --------------------------------------------------------------------
            Total Unrealized Appreciation on
            Forward Foreign Exchange Contracts--Net
            (US$ Commitment--$1,641,780)                      $   87,454
                                                              ==========
            --------------------------------------------------------------------
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                As of February 28, 1999
===============================================================================================================================
Assets:         Investments, at value (identified cost--$407,731,605) (Note 1b) ..................                 $365,811,638
                Cash .............................................................................                      146,776
                Unrealized appreciation on forward foreign exchange contracts (Note 1c) ..........                       87,454
                Receivables:
                  Interest .......................................................................  $  5,887,508
                  Principal paydowns .............................................................       997,828      6,885,336
                                                                                                    ------------
                Deferred facility fees ...........................................................                       13,370
                Deferred organization expenses (Note 1g) .........................................                       38,786
                Prepaid expenses and other assets ................................................                      155,374
                                                                                                                   ------------
                Total assets .....................................................................                  373,138,734
                                                                                                                   ------------
===============================================================================================================================
Liabilities:    Loans (Note 6) ...................................................................                  112,000,000
                Payables:
                  Securities purchased ...........................................................     2,025,000
                  Interest on loans (Note 6) .....................................................       825,019
                  Dividends to shareholders (Note 1h) ............................................       194,829
                  Investment adviser (Note 2) ....................................................       168,437
                  Commitment fees ................................................................        10,103      3,223,388
                                                                                                    ------------
                Deferred income (Note 1f) ........................................................                        4,284
                Accrued expenses and other liabilities ...........................................                      131,747
                                                                                                                   ------------
                Total liabilities ................................................................                  115,359,419
                                                                                                                   ------------
===============================================================================================================================
Net Assets:     Net assets .......................................................................                 $257,779,315
                                                                                                                   ============
===============================================================================================================================
Capital:        Common Stock, $.10 par value, 200,000,000 shares authorized ......................                 $  3,142,523
                Paid-in capital in excess of par .................................................                  310,639,558
                Undistributed investment income--net .............................................                    1,930,842
                Accumulated realized capital losses on investments and foreign currency
                transactions--net (Note 7) .......................................................                  (16,098,674)
                Unrealized depreciation on investments and foreign currency transactions--net ....                  (41,834,934)
                                                                                                                   ------------
                Total--Equivalent to $8.20 per share based on 31,425,226 shares of capital
                stock outstanding (market price--$7.625) .........................................                 $257,779,315
                                                                                                                   ============
===============================================================================================================================

            See Notes to Financial Statements.


                                    12 & 13

                                   Debt Strategies Fund, Inc., February 28, 1999

STATEMENT OF OPERATIONS

                         For the Year Ended February 28, 1999
===============================================================================================================
Investment Income        Interest and discount earned ..........................                   $ 38,545,248
(Note 1f):               Facility and other fees ...............................                        463,341
                         Dividends .............................................                         35,182
                                                                                                   ------------
                         Total income ..........................................                     39,043,771
                                                                                                   ------------
===============================================================================================================
Expenses:                Loan interest expense (Note 6) ........................   $  6,904,203
                         Investment advisory fees (Note 2) .....................      2,456,383
                         Borrowing costs (Note 6) ..............................        185,519
                         Accounting services (Note 2) ..........................        166,455
                         Professional fees .....................................        101,905
                         Printing and shareholder reports ......................         38,758
                         Directors' fees and expenses ..........................         38,044
                         Custodian fees ........................................         37,069
                         Transfer agent fees (Note 2) ..........................         34,661
                         Listing fees ..........................................         32,840
                         Amortization of organization expenses (Note 1g) .......         11,934
                         Pricing services ......................................          9,315
                         Other .................................................         47,324
                                                                                       ---------
                         Total expenses ........................................                     10,064,410
                                                                                                   ------------
                         Investment income--net ................................                     28,979,361
                                                                                                   ------------
===============================================================================================================
Realized &               Realized loss from:
Unrealized Gain (Loss)     Investments--net ....................................    (14,718,789)
On Investments &           Foreign currency transactions--net ..................        (89,616)    (14,808,405)
Foreign Currency                                                                   ------------
Transactions--Net        Change in unrealized appreciation/depreciation on:
(Notes 1c, 1d, 1f & 3):    Investments--net ....................................    (46,107,780)
                           Foreign currency transactions--net ..................         85,033     (46,022,747)
                                                                                   ------------    ------------
                         Net Decrease in Net Assets Resulting from Operations..                    $(31,851,791)
                                                                                                   ============
===============================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the Year   For the Period
                                                                                                       Ended        May 30, 1997+
                                                                                                    February 28,   to February 28,
                         Increase (Decrease) in Net Assets:                                            1999              1998
=================================================================================================================================
Operations:              Investment income--net .................................................. $  28,979,361    $  22,033,100
                         Realized loss on investments and foreign currency transactions--net .....   (14,808,405)      (1,451,593)
                         Change in unrealized appreciation/depreciation on investments and
                         foreign currency transactions--net ......................................   (46,022,747)       4,187,813
                                                                                                   -------------    -------------
                         Net increase (decrease) in net assets resulting from operations .........   (31,851,791)      24,769,320
                                                                                                   -------------    -------------
=================================================================================================================================
Dividends to             Investment income--net ..................................................   (29,289,396)     (19,630,899)
Shareholders                                                                                       -------------    -------------
(Note 1h):               Net decrease in net assets resulting from dividends to shareholders .....   (29,289,396)     (19,630,899)
                                                                                                   -------------    -------------
=================================================================================================================================
Capital Share            Proceeds from issuance of Common Stock ..................................            --      312,000,000
Transactions             Value of shares issued in reinvestment of dividends .....................     1,185,810          936,916
(Notes 1g & 4):          Offering costs resulting from the issuance of Common Stock ..............            --         (440,645)
                                                                                                   -------------    -------------
                         Net increase in net assets resulting from capital share transactions ....     1,185,810      312,496,271
                                                                                                   -------------    -------------
=================================================================================================================================
Net Assets:              Total increase (decrease) in net assets .................................   (59,955,377)     317,634,692
                         Beginning of period .....................................................   317,734,692          100,000
                                                                                                   -------------    -------------
                         End of period* .......................................................... $ 257,779,315    $ 317,734,692
                                                                                                   =============    =============
=================================================================================================================================
                        *Undistributed investment income--net (Note 1i) .......................... $   1,930,842    $   2,482,893
                                                                                                   =============    =============
=================================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                    14 & 15

                                   Debt Strategies Fund, Inc., February 28, 1999

STATEMENT OF CASH FLOWS

                         For the Year Ended February 28, 1999
=================================================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations .....................................  $ (31,851,791)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables ...................................................................  1,710,232
                           Increase in other assets ..................................................................    (56,701)
                           Decrease in other liabilities .............................................................  (3,656,544)
                           Realized and unrealized loss on investments and foreign currency transactions--net ........  60,831,152
                           Amortization of discount ..................................................................  (2,171,856)
                                                                                                                    --------------
                         Net cash provided by operating activities .................................................  24,804,492
                                                                                                                    -------------
=================================================================================================================================
Cash Provided by         Proceeds from sales of long-term investments                                                 282,708,276
Investing Activities:    Purchases of long-term investments                                                          (248,057,743)
                         Purchases of short-term investments                                                          (90,051,492)
                         Proceeds from sales and maturities of short-term investments                                  89,252,000
                                                                                                                    -------------
                         Net cash provided by investing activities                                                     33,851,041
                                                                                                                    -------------
=================================================================================================================================
Cash Used for            Cash receipts from borrowings .............................................................  197,500,000
Financing Activities:    Cash payments from borrowings ............................................................. (228,100,000)
                         Dividends paid to shareholders ............................................................  (27,908,757)
                                                                                                                    -------------
                         Net cash used for financing activities ....................................................  (58,508,757)
                                                                                                                    -------------
=================================================================================================================================
Cash:                    Net increase in cash ......................................................................      146,776
                         Cash at beginning of year .................................................................            0
                                                                                                                    -------------
                         Cash at end of year ...................................................................... $     146,776
                                                                                                                    =============
=================================================================================================================================
Cash Flow                Cash paid for interest ..................................................................  $   7,487,933
Information:                                                                                                        =============
=================================================================================================================================
Non-Cash                 Capital shares issued on reinvestment of dividends paid to shareholders ..................  $( 1,185,810
Financing Activities:                                                                                               =============
=================================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                         The following per share data and ratios have been derived             For the Year      For the Period
                         from information provided in the financial statements.                   Ended           May 30, 1997+
                                                                                               February 28,      to February 28,
                         Increase (Decrease) in Net Asset Value:                                   1999               1998
==============================================================================================================================
Per Share                Net asset value, beginning of period ............................     $      10.15       $      10.00
Operating                                                                                      ------------       ------------
Performance:             Investment income--net ..........................................              .91                .71
                         Realized and unrealized gain (loss) on investments and foreign
                         currency transactions--net ......................................            (1.93)               .09
                                                                                               ------------       ------------
                         Total from investment operations ................................            (1.02)               .80
                                                                                               ------------       ------------
                         Less dividends from investment income--net ......................             (.93)              (.63)
                                                                                               ------------       ------------
                         Capital charge resulting from the issuance of Common Stock ......               --               (.02)
                                                                                               ------------       ------------
                         Net asset value, end of period ..................................     $       8.20       $      10.15
                                                                                               ============       ============
                         Market price per share, end of period ...........................     $      7.625       $    10.5625
                                                                                               ============       ============
==============================================================================================================================
Total Investment         Based on market price per share .................................           (19.90%)            12.38%++
Return:**                                                                                      ============       ============
                         Based on net asset value per share ..............................           (10.36%)             7.99%++
                                                                                               ============       ============
==============================================================================================================================
Ratios to Average        Expenses, net of reimbursement and excluding interest expense ...             1.09%               .61%*
Net Assets:                                                                                    ============       ============
                         Expenses, net of reimbursement ..................................             3.48%              2.28%*
                                                                                               ============       ============
                         Expenses ........................................................             3.48%              2.56%*
                                                                                               ============       ============
                         Investment income--net ..........................................            10.03%              9.64%*
                                                                                               ============       ============
==============================================================================================================================
Leverage:                Amount of borrowings, end of period (in thousands) ..............     $    112,000       $    142,600
                                                                                               ============       ============
                         Average amount of borrowings outstanding during the period (in
                         thousands) ......................................................     $    120,528       $     85,903
                                                                                               ============       ============
                         Average amount of borrowings outstanding per share during the
                         period ..........................................................     $       3.84       $       2.79
                                                                                               ============       ============
==============================================================================================================================
Supplemental             Net assets, end of period (in thousands) ........................     $    257,779       $    317,735
Data:                                                                                          ============       ============
                         Portfolio turnover ..............................................            61.30%             43.79%
                                                                                               ============       ============
==============================================================================================================================

      *     Annualized.

      ** Total investment returns exclude the effects of sales loads. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.

      +     Commencement of operations.

      ++    Aggregate total investment return.

            See Notes to Financial Statements.


                                    16 & 17

                                   Debt Strategies Fund, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBS.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate Loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Corporate Loans for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Corporate Loans will be valued by calculating the mean of the last available bid and asked prices in the markets for such Corporate Loans, and then using the mean of those two means. If only one quote for a particular Corporate Loan is available, such Corporate Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. For Corporate Loans for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Corporate Loans will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


                                     18 & 19

                                   Debt Strategies Fund, Inc., February 28, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $80,632 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the year ended February 28, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $413 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended February 28, 1999 were $249,082,743 and $283,706,104, respectively.

Net realized gains (losses) for the year ended February 28, 1999 and net unrealized gains (losses) as of February 28, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                Gains (Losses)    Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ......................     $(14,718,789)     $(41,919,967)
Forward foreign exchange contracts .........          (91,455)           87,454
Foreign currency transactions ..............            1,839            (2,421)
                                                 ------------      ------------
Total ......................................     $(14,808,405)     $(41,834,934)
                                                 ============      ============
--------------------------------------------------------------------------------

As of February 28, 1999, net unrealized depreciation for Federal income tax purposes aggregated $41,960,004, of which $2,797,184 related to appreciated securities and $44,757,188 related to depreciated securities. The aggregate cost of investments at February 28, 1999 for Federal income tax purposes was $407,771,642.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the year ended February 28, 1999 increased by 122,228 as a result of dividend reinvestment and during the period May 30, 1997 to February 28, 1998 increased by 31,210,000 from shares sold and by 82,998 as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of February 28, 1999, the Fund had unfunded loan commitments of $4,403,349, which would be extended at the option of the borrower, pursuant to the following loan agreements:

-------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in thousands)
-------------------------------------------------------------------------------
Centennial Resources Inc. .....................................         $  156
International HomeFoods, Inc. .................................            914
Teligent, Inc. ................................................          3,333
-------------------------------------------------------------------------------

6. Short-Term Borrowings:

On August 4, 1998, the Fund entered into a one-year credit agreement with The Bank of New York, Fleet National Bank and certain other institutions party thereto. The agreement is a $160,000,000 credit facility bearing interest at the Prime rate, Federal Funds rate plus 0.50% and/or LIBOR plus 0.50%. For the year ended February 28, 1999, the average amount borrowed by the Fund was approximately $120,528,000 and the daily weighted average interest rate was 5.74%. For the year ended February 28, 1999, facility and commitment fees were approximately $186,000.

7. Capital Loss Carryforward:

At February 28, 1999, the Fund had a net capital loss carryforward of approximately $12,330,000, of which $263,000 expires in 2006 and $12,067,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

8. Subsequent Event:

On March 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.064008 per share, payable on March 31, 1999 to shareholders of record as of March 24, 1999.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Debt Strategies Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Debt Strategies Fund, Inc. as of February 28, 1999, the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period May 30, 1997 (commencement of operations) to February 28, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at February 28, 1999 by correspondence with the custodian, brokers and financial intermediaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Debt Strategies Fund, Inc. as of February 28, 1999, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
April 20, 1999


                                    20 & 21

                                   Debt Strategies Fund, Inc., February 28, 1999

PORTFOLIO INFORMATION

As of February 28, 1999
================================================================================
                                                                      Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
BBB/Baa ..................................................................  1.8%
BB/Ba .................................................................... 23.2
B/B   .................................................................... 47.8
CCC/Caa or lower .........................................................  2.0
NR (Not Rated) ...........................................................  25.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Wireless Communications ..................................................  7.7%
Food & Kindred Products ..................................................  7.1
Automotive Equipment    ..................................................  6.0
Chemicals ................................................................  6.0
Health Services ..........................................................  4.8
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Starwood Hotels and Resorts Worldwide, Inc. ..............................  2.7%
Stone Container Corporation ..............................................  2.3
Huntsman Corp. ...........................................................  1.5
Joan Fabrics Corp. .......................................................  1.4
Lyondell Chemical Co. ....................................................  1.4
Sun Healthcare Group Inc. ................................................  1.3
Cellular, Inc.............................................................  1.3
Ziff-Davis Inc. ..........................................................  1.3
UCAR Global Enterprises ..................................................  1.3
Panavision Inc. ..........................................................  1.3
--------------------------------------------------------------------------------

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Debt Strategies Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
110 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

DBS


                                    22 & 23

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Debt Strategies
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBT01--2/99

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